Exhibit 99.1

1 Investor Presentation March 29, 2016

Forward - Looking Statements Statements herein that are not historical facts are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including, without limitation, statements as to the expectations, beliefs and future expected business, financial and operating performance and prospects of the Company . These forward - looking statements are based on our current expectations and are subject to certain risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those indicated by the forward - looking statements . Among the factors that could cause actual results to differ materially include oil and natural gas prices ; the level of offshore expenditures by energy companies ; variations in energy demand ; changes in day rates ; cancellation, early termination or renegotiation by our customers of drilling contracts ; risks associated with fixed cost drilling operations ; cost overruns or delays in transportation of drilling units, maintenance and repairs, or cost overruns or delays for conversion or upgrade projects ; operating hazards and equipment failure ; risks of collision and damage ; casualty losses and limitations on insurance coverage ; customer credit and risk of customer bankruptcy ; conditions in the general economy and energy industry ; weather conditions and severe weather in the Company’s operating areas ; increasing complexity and costs of compliance with environmental and other laws and regulations, changes in tax laws and interpretations by taxing authorities ; civil unrest and instability, terrorism, piracy and hostilities in our areas of operations that may result in loss or seizure of assets ; the outcome of disputes and legal proceedings ; effects of the change in our corporate structure ; and other risks disclosed in the Company’s filings with the U . S . Securities and Exchange Commission . Each forward - looking statement speaks only as of the date hereof, and the Company expressly disclaims any obligation to update or revise any forward - looking statements, except as required by law . 2

Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

Rowan H as Evolved into a Pure Play, High - Spec Offshore Driller COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS 5

Rowan Overview & Investment Highlights

COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS

As a result of our timely strategic decisions, investments and solid financial position, we believe Rowan is well positioned to navigate the current challenging market

Company Overview

- RDC: NYSE-listed
- ~3,400 direct employees worldwide[(1)]
- 31 offshore drilling units
  - 4 UDW[(2)] drillships
  - 27 Jack-ups
    - 19 High-Specification[(3)]
    - 8 Premium

Investment Highlights

1. Competitive differentiation in drilling demanding wells
2. Modern high-specification fleet strategically positioned in key markets
3. Backlog diversified among premium customer base, geographic regions, and asset types
4. Strong & flexible financial position
5. Experienced and loyal workforce

ROWAN COMPANIES

(1) Approximate value as of March 1, 2016
(2) Ultra-deepwater (UDW) refers to floating drilling rigs rated for water depths of 7,500 feet or greater
(3) High-specification defined as rigs with a two million pound or greater hookload capacity

6

❶ Rowan is Focused on Demanding Drilling Services

COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS

"Our mission is to be recognized by our customers as the most efficient and capable provider of demanding contract drilling services"

Rowan's Demanding Drilling Achievement Highlights:

Temperatures up to 450°F
Pressures greater than 20,000 psi
Hookloads exceeding 2,000,000 lbs
Drilling depths beyond 30,000 ft
JU water depths exceeding 400 ft


ConocoPhillips
Ekofisk
West Franklin
TOTAL
Apache
Forties Field
Jackdaw
BG GROUP
wintershall
Al-Shaheen
MAERSK OIL
أرامكو السعودية
Saudi Aramco
Extended Reach Gas
Anadarko
bp
Will K
Freeport-McMoRan Oil & Gas
Blackbeard
ExxonMobil
Freeport-McMoRan Oil & Gas
Anadarko
Lower Tertiary
CARIGALI HESS
PETRONAS
Energypoint Research Inc
Rated 1st in
HPHT Applications
Offshore Drillers
Customer Satisfaction
2015

Rowan ranks #1 among offshore drillers for HPHT applications in five out of the last six Energypoint Research Inc. surveys

7

2 Rowan Has a Leading Position in High-Spec Jack-ups

COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS

High-Specification Jack-up Fleet Well Positioned to Outperform

- 2,000,000+ lb hookload capability
- Rugged and reliable legs and jacking system
- High pressure drilling systems
- Backlog extending into 2024
- Valued jack-up customers

bp MAERSK OIL TOTAL Apache Saudi Aramco ConocoPhillips





ROWAN COMPANIES

8

Best - in - class drillships , all on contract • Dual, redundant seven - ram BOPs • 2,500,000 lb hook load • Designed and equipped for 12,000 foot water depth • All four rigs contracted into 2017 and beyond • Valued UDW customers Rowan Ultra - Deepwater Drillships are Best - in - Class 2 9 COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS

Rowan’s Fleet Strategically Positioned in Global Markets 2 10 COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS

Total backlog of $ 3.2B that extends to 2024 * Rowan has Solid Backlog with Diversity of Customers, Geographic Regions, and Asset Base 3 * Backlog as of March 29, 2016, inclusive of agreed day rate concessions for certain rigs on contract with Saudi Aramco. Rates concessions for full year 2016 are applicable to the following rigs: Scooter Yeargain and Hank Boswell at $163K, Bob Keller at $120K, and Bob Palmer at $198K (consistent with current rates) 40% 39% 13% 5% 2% 1% Middle East Deepwater Norway Trinidad UK Gulf of Mexico Majors / Independents 61% NOCs 40% Nearly 75% of backlog is with NOCs or investment grade customers COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS -100% 0% 100% 200% 300% 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Rowan Competitors Average Excluding Rowan 11 ** Source: Company filings as of Q3 2015; competitors include Transocean, Seadrill, Diamond Offshore, Ensco, Atwood, Noble, Ocean Rig, Pacific Drilling, Paragon Offshore. Contract Backlog by Region & Asset Type Contract Backlog* by Customer Type Book / Bill ** (Backlog Replacement Ratio) Rowan has some key competitive advantages in adding new backlog: • Solid track record as a capable and efficient driller of demanding wells • Modern, high specification fleet • Deep customer relationships • Strong financial counterparty to customers

4 Strong Financial Position • Strong balance sheet provides the ability to invest counter - cyclically • Attractive debt maturity profile with significant untapped borrowing capacity available from $1.5B revolver* • Retired nearly $100 million of debt in 4Q2015 • Current cash plus projected free cash flow from existing backlog exceeds all debt maturities through 2021 * As of February 26, 2016; availability under the facility is $1.5 billion through January 23, 2019, declining to $1.44 billion through January 23, 2020, and to approximately $1.29 billion through the maturity in 2021 . ** weighted - average annual interest rate is 5.6%. 12 COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS $368 $436 $700 $400 $400 $400 $60 $150 $1,289 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2016 2017 2018 2019 2020 2021 2022 2023 2024 2042 2043 2044 Millions Bond Debt Revolver Due 5.000% 7.785% 4.875% 4.750% 5.400% 5.850% Total Outstanding Debt is $2.7 billion

Rowan has $0 in Newbuild Capex Commitments and only $798mm in Debt Maturities through 2021* • $365 million in 2017 • $433 million in 2019 USD millions * Source: Company filings; as of March 1, 2016; Competitive Companies include Atwood Oceanics , Diamond Offshore, Ensco, Noble, Ocean Rig, Pacific Drilling , Seadrill & Transocean. COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS 4 Strong Financial Position 10,014 Company H Company G Company C 2,112 Company B 2,094 Company A 940 Rowan Company F Company D 3,082 8,704 Company E 4,471 6,710 798 Newbuild Commitments through 2021 Debt Maturities through 2021

▪ 93 - year history of operating excellence ▪ Culture of continuous improvement ▪ Experienced and loyal employees with proven industry leadership ▪ Strong commitment to safe and reliable operations supports goal of highest customer satisfaction 14 Rowan Has an Experienced and L oyal Workforce 5 Rowan is one team built around great equipment, great people, and shared mission and values COMPANY OVERVIEW & INVESTMENT HIGHLIGHTS

Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

More Capable Rigs Are Likely to Work Through the Cycle - Jack - ups 20 40 60 80 100 IS, MS, MC <300'IC 300'IC 350'+ IC High Spec* % Worldwide Jack - up T otal Utilization by Rig Class 16 * Jack - ups with two million pound or greater hookload Includes data supplied by IHS - Petrodata , Inc; Copyright 2016 as of March 1, 2016 MARKET DYNAMICS

0 2 4 6 8 10 12 14 16 18 20 Current By YE 2020 19 Rowan High - Spec Jack - ups Includes data supplied by IHS - Petrodata , Inc. Copyright 2016 and Rowan Companies Customers D emand Higher - Specification R igs • Drilling challenging wellbore designs • Focused on achieving lower wellbore costs • Higher regulatory standards More Capable Rigs Are Likely to Work Through the Cycle - Jack - ups 17 MARKET DYNAMICS Number of High - Specification Jack - ups

More Capable Rigs Are Likely to Work Through the Cycle - Drillships & Semi - Submersibles 50 60 70 80 90 100 <5,000' 5,000'-7,499' 7,500'+ / <1,250 tons 7,500'+ / 1,250+ tons % Includes data supplied by IHS - Petrodata , Inc ; Copyright 2016, as of March 1, 2016 Worldwide Floater Total Utilization by Water Depth / H ookload 18 MARKET DYNAMICS

• Rowan is the only company with no floater availability through 2016 • 2017 availability is less than 40%; peers average over 60% • Rowan is currently in discussions with its customers to “blend and extend,” potentially securing multiple years of additional backlog Includes data supplied by IHS - Petrodata , Inc ; Copyright 2016 as March 1, 2016; peer group includes Atwood Oceanics , Diamond Offshore, Ensco, Noble, Ocean Rig, Pacific Drilling , Seadrill & Transocean. 19 MARKET DYNAMICS More Capable Rigs Are Likely to Work Through the Cycle - Drillships & Semi - Submersibles 60% 73% Company H 38% 0% 68% Company G Company F 54% 70% 56% 23% Company A 41% 19% Rowan 64% 42% Company C 46% 27% Company B 81% Company E 51% 48% Company D 2016 2017

More Capable Rigs Are Likely to Work Through the Cycle - Drillships & Semi-Submersibles

MARKET DYNAMICS

Few rigs possess the specifications required for today's demanding wells and pending regulations



Best-in-Class Specifications:

- 1,250 ton hook load
- Dual 7-ram blowout preventers
- Managed Pressure Drilling capable
- Advanced Riser Gas Handling
- 12,000 ft water depth equipped
- IMO Tier III emissions compliance



Only 18% of UDW Rigs *
222
14
140
28
40
All UDW
750 tons
1,000 tons
1,250 tons Single BOP
1,250 tons Dual BOP

* Includes data supplied by IHS-Petrodata, Inc; Copyright 2016; Rowan estimate, includes newbuilds; as of January 18, 2016.

20

Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

22 Priorities to Deliver Shareholder Value Rowan will focus on our return on assets, profit margins, and maximizing the earnings power of our fleet Strong Financial Returns Customers want: • Safe and reliable operations • Managed operational risk • Procedural discipline • Low flat spot time • Solid counterparty stability Highest Customer Satisfaction Employees want to be part of a winning high - performing team , a career path with development opportunities, and a healthy work - life balance Best Place To Work DELIVERING SHAREHOLDER VALUE

23 Rowan is Focused on Strong Financial Returns Execution Cost Control Optimal Capital Allocation Strong Financial Returns DELIVERING SHAREHOLDER VALUE

24 Executing Operational Efficiency * Out - of - Service Time (OOS) are those days when a rig is out of service and is not able to earn revenue. The Company may be compensated for certain out - of - service days, such as for shipyard stays or for rig transit periods preceding a contract; however, recognition of any such compensation is deferred and recognized over the period of drilling operations. Rowan is focused on maintaining low levels of operational downtime and out - of - service time to drive higher earnings and improve margins 0% 1% 2% 3% 4% Unbillable Operational Downtime Jack - up Target: 2.5% Drillship Target: ~5% Out - of - Service Time (OOS) * FY 2016 Target: 3 - 6% (excludes idle time) 0% 5% 10% 15% 20% 25% 30% DELIVERING SHAREHOLDER VALUE

25 Cost Control: Rowan is Focused on Cost Efficiency Cost Structure • Review back office and support processes for efficiency and focus on controlling off - rig costs • Reducing costs of offshore crews Cost Control • Streamline maintenance systems • Optimize preventive maintenance Maintenance Systems Rig Inventories • Optimize inventories of parts and capital spares • Reduce costs by strategically sourcing with key vendors Performance Management • Drive performance through strong key performance indicators and clear incentives at regional and rig levels DELIVERING SHAREHOLDER VALUE

26 Cost Control Focus Has Had Material Impact $ in millions DELIVERING SHAREHOLDER VALUE 2015 2016 Category Nov. 2014 Year End 2015 May 2015 Aug. 2015 Nov. 2015 Actual 2015 Results Actual Reduction from Nov. 2014 2016 Guidance Projected Reduction from Year End 2015 Drilling Expense $1,130 - $1,160 $1,100 - $1,120 $1,015 - $1,030 $1,000 - $1,010 $965 - $970 $950 ~17% $865 - $885 7% - 9% SG&A $133 - $136 $120 - $130 $115 - $120 $115 - $120 $118 $116 ~14% $105 - $110 5% - 9% Non - newbuild Capex $250 - $310 $190 $190 $190 $175 $182 ~3 5% $180 - $190 -

27 Optimal Capital Allocation: Focus on Maintaining Strong Balance Sheet Rowan will consider all capital allocation options, but remains committed to maintaining an attractive credit profile and financial flexibility. During the current challenging business environment we favor : DELIVERING SHAREHOLDER VALUE (1) See slide 12 for further details. Available Capital Allocation Options Build Cash Dividends/ Share Repurchases Asset Investments Retire Debt ▪ Increased Liquidity ▪ 4Q2015 - Cash and short term investments increased by ~$200 million to over $ 480 million ▪ January 2016 - Eliminated our quarterly dividend, preserving $200 million in cash through 2019 ▪ January 2016 - Extended our ~$ 1.5 billion revolving credit facility to 2021 (1) ▪ Debt Reduction ▪ 4Q2015 - Retired nearly $100 million of debt that was due to mature over the next four years ▪ Opportunistic Asset Investments ▪ We continue to evaluate opportunistic investments in assets ▪ Investments at attractive prices in the bottom of the cycle should generate superior returns on invested capital

Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

29 Rowan is Positioned to Benefit from its Strategic Actions Competitive differentiation in drilling demanding wells 1 High - specification fleet well positioned in key industry segments 2 Solid contract backlog diversified among premium customer base, geographic regions and asset types 3 4 Strong financial position 5 Experienced and loyal workforce

Appendix

Worldwide Marketed* Jack - up Utilization has dropped to 74% * Excludes Cold Stacked / Out of Service units Includes data supplied by IHS - Petrodata , Inc; Copyright 2016 as of March 1, 2016 US GOM Indian Ocean North Sea Mediterranean Middle East Southeast Asia Mexico C&S America West Africa Australia 32% 22 Rigs 75% 44 Rigs 82% 11 Rigs 58% 26 Rigs 92% 37 Rigs 100% 1 Rigs 51% 65 Rigs 83% 155 Rigs 7 9% 14 Rigs 82% 49 Rigs Marketed Supply: 473 units 31 APPENDIX

USA Indian Ocean SE Asia C&S America West Africa Australia 81% 48 Rigs 79% 33 Rigs 100% 1 Rigs 100% 1 Rig 33% 9 Rigs 0% 1 Rig Mediterranean 5 0% 4 Rigs Worldwide Marketed* UDW Utilization has dropped to 78% Marketed Supply: 151 units 32 E. Canada 67% 3 Rigs Mexico 100% 4 Rigs N Sea 86% 7 Rigs Far East 67% 3 Rigs 89% 38 Rigs *Excludes Cold Stacked / Out of Service units UDW includes semis and drillships with a rated water depth of 7500 ’+ Includes data supplied by IHS - Petrodata , Inc; Copyright 2016 as of March 1, 2016 APPENDIX

Region Jack - ups ($K/day) Jack - ups ($K/day) Gulf of Mexico Low - High $40s Low – Mid $50s Middle East Low $40s – High $50s Mid $50s – Mid $70s U.K. North Sea Mid $60s – Low $70s Mid – High $80s Norway North Sea Low $110s - Low $120s Low – Mid $160s Trinidad Mid $60s – Mid $70s Mid $60s – Low $70s As of February 26, 2016. Ranges exclude mobilization amortization and rebills. Daily operating costs vary by rig class and r egi on. Higher capable rigs generally earn higher day rates and typically have higher operating costs per day. During shipyard stays, crew and oth er personnel - related costs are usually capitalized rather than expensed. Region Drillships ($K/day) Drillships ($K/day) Gulf of Mexico Low - Mid $150s High $160s – High $170s Current Rowan Average Regional Offshore Rig Operating Costs 33 APPENDIX As of February 2016 As of September 2014

59% 9% 14% 3% 2% 4% 8% Labor & Fringes Employee-related * R&M Insurance Rig moves Rebillables All other ** * Employee - related costs include training, catering and crew transportation ** Other includes rentals, medics, agent commissions, satellite communications and other misc. drilling costs As of February 26, 2016 Percentage of total 2015 operating costs Operating Cost Components 34 APPENDIX

Rowan Guidance as of February 26, 2016 Key metrics: 4Q 2015 Actual FY 2015 Actual 1Q 2016 Projected FY 2016 Projected Jack - up Operational Downtime (unbillable) Less than 1% ~1% 2.5% 2.5% Drillship Operational Downtime (1) Less than 6% ~7% Slightly higher than 5% Slightly higher than 5% Contract Drilling Expenses (excluding rebills) $228 MM $950 MM ~$220 MM $865 - $885 MM SG&A $27 MM $116 MM ~$28 MM $105 - $110 MM Depreciation $102 MM $391 MM ~$100 MM $400 - $410 MM Interest Expense, Net of Capitalized Interest $40 MM $145 MM ~$39 MM ~$157 MM Effective Tax Rate (normalized) ~10% ~11% Normalized 10% - 15% 10% - 15% Capital Expenditures $44 MM $723 MM N/A $180 - $190 MM (2) (1) Rowan expects operational downtime for the drillships to be less than 5% after approximately six - months up to one year break in period during which operational downtime is likely to be somewhat higher. (2) Rowan expects 2016 maintenance capital expenditures to range from $180 - $190 MM, excluding any contractual modifications that may arise due to securing additional work, none of which is currently planned. APPENDIX 35

Investor Contacts: Chris Pitre VP, Investor Relations and Corporate Development chris.pitre@rowancompanies.com + 1 713 968 6642 Carrie Prati Manager, Marketing and Investor Relations carrie.prati@rowancompanies.com +1 713 960 7581 36